UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 6, 2005

SFSB, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51037	20-2077715
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1614 Churchville Road, Bel Air, Maryland		21015
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	443-265-5570

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 6, 2006, SFSB, Inc. (the "Company") was informed of the death of director Leonard M. Blight, Jr., who passed away on the same day. Mr. Blight served as a respected member of the board of directors for the Company since 2004 and as a member of the board of directors for Slavie Federal Savings Bank since January 1996, and will be greatly missed. No successor to Mr. Blight has been elected at this time, although the Company anticipates filling the vacancy on the board of directors caused by Mr. Blight’s death in the near future.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFSB, Inc.

January 11, 2006	By:	Philip E. Logan

Name: Philip E. Logan
Title: President and Chief Executive Officer